UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Chase
Growth Fund

❖

Chase Mid-Cap
Growth Fund

Semi-Annual Report
Dated March 31, 2012

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

May 6, 2012

Dear Fellow Shareholder:

We are pleased to present our combined semi-annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) for the period ended March 31, 2012.  At the end of the first quarter, over 4,000 shareholders have $168 million invested in both classes of the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has assets of $30 million with approximately 1,100 shareholders in both classes.  On February 2, 2012, we initiated an Institutional Class (“I Class”) of shares in the Chase Mid-Cap Growth Fund (CHIMX) with an annual expense ratio 0.25% lower for shareholders who have invested at least $1 million (aggregation permitted).  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 3, 2011 letter.

Fund Performance Overview

We seek high quality stocks which are reasonably priced relative to their growth rates.  We follow a disciplined investment process which combines fundamental, technical and quantitative analysis seeking to control risk and build sound portfolios.

The stock market rose sharply in the six months ended March 31, 2012.  In periods like this, it is common for stocks of lower quality, higher beta, less consistency of earnings, and more debt to outperform the type of stock emphasized in our Funds.  We see some signs that these external factors may be shifting toward the type of equities owned by the Funds, as evidenced by the stronger relative performance of the Funds in February and March.  We believe this possible shift toward quality, as well as a market that has rewarded companies with strong fundamental performance, could help contribute to performance.  The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
6 months ended 3/31/12
Chase Growth Fund Class N (CHASX)	+23.66%
Chase Growth Fund Institutional Class (CHAIX)	+23.78%
Russell 1000 Growth Index	+26.85%
Lipper Large Cap Growth Funds Index	+27.64%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On March 31st, the Chase Growth Fund was invested in 40 stocks. They range in market capitalization from $6.3 billion (Alliance Data Systems Corp.) to $559.0 billion (Apple Inc.).

For the last six months, the Chase Growth Fund’s relative underperformance is attributable to an overweight position in the health care sector and adverse stock selection effects in the consumer staples, energy, and health care sectors.  For the six months ended March 31st, our five best performing stocks were TJX Cos Inc. +41.55%, Ross Stores Inc. +40.38%, Cummins Inc. +40.14%, Apple Inc. +38.65%, and Starbucks Corp. +38.22%.  Our five worst

Chase Funds

performing stocks were Watson Pharmaceuticals Inc. -11.43%, Baxter International Inc. -9.36%, Oracle Corp. -5.72%, Mylan Inc. +1.19%, and AmerisourceBergen Corp. +1.7%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000 Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 23% vs. 19% for the Russell 1000 Growth Index.  They have also been more profitable with a Return on Equity of 31% vs. 28%, and have had stronger balance sheets with Debt to Total Capital of 20% vs. 28%.  Consistent with higher growth rates, they have sold at higher Price-Earnings ratios (P/E) than the Russell 1000 Growth Index (17.0X vs. 16.5X) based on 2012 estimated earnings.  Our stocks are more reasonably priced, selling at 0.74 times their five-year historical growth rates compared to 0.88 times for the Russell 1000 Growth Index and 0.68 times their projected reinvestment rates compared to 0.78 times for the Russell 1000 Growth Index.

March 31, 2012	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

March 31, 2012	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Mid-Cap Growth Fund (CHAMX and CHIMX)
6 months ended 3/31/12
Chase Mid-Cap Growth Fund (CHAMX)	+22.44%
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	N/A
Russell Midcap Growth Index	+27.38%
Lipper Mid-Cap Growth Funds Index	+26.83%

On March 31st, the Chase Mid-Cap Growth Fund was invested in 46 stocks.  They range in market capitalization from $0.8 billion (Websense Inc.) to $13.2 billion (Ross Stores Inc.).

Chase Funds

The Chase Mid-Cap Growth Fund lagged its benchmark, the Russell Midcap Growth Index, during the last six months.  Most of our underperformance was attributable to stock selection in the industrials and health care sectors, where our stocks were up, but not as sharply as those in the benchmark.  For the six months ended March 31st, our five best performing stocks were Wright Express Corp. +43.35%, FEI Co. +40.11%, Coinstar Inc. +38.20%, F M C Corp. +35.68%, and Ulta Salon Cosmetics & Fragrances +33.42%. Our five worst performing stocks were Deckers Outdoor Corp. -27.07%, Carbo Ceramics Inc. -21.45%, Diamond Foods Inc. -18.81%, Joy Global Inc. -17.76%, and Informatica Corp. -16.99%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap Growth Index.  They have higher five-year average annual earnings per share growth rates of 21% vs. 17% for the Russell Midcap Growth Index.  They have also been more profitable with a Return on Equity of 26% vs. 21%, and have had stronger balance sheets with Debt to Total Capital of only 22% vs. 29%.  Despite the higher growth rates of our mid-cap growth companies, the stocks have sold at lower P/E ratios than the Russell Midcap Growth Index (17.9X vs. 19.8X) based on 2012 estimated earnings.  Our mid-cap stocks are more reasonably priced, selling at 0.84 times their five-year historical growth rates compared to 1.20 times for the Russell Midcap Growth Index and 0.78 times their projected reinvestment rates compared to 1.19 times for the Russell Midcap Growth Index.

March 31, 2012	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

March 31, 2012	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

Chase Investment Counsel Corporation uses a “bottoms up” as opposed to a “top-down” investment process. For shareholders who are interested, we believe these factors influence the investment outlook.

Chase Funds

Positive Factors

Lowry’s Research has been on an Intermediate Trend Buy-signal since February 23rd and on balance their studies suggest that both the intermediate and primary uptrends remain healthy.  A conventional short-term sell signal was registered on March 29th, but their studies suggest that a near term correction should be modest.  They do caution that we are in the 38th month of a bull market, close to the 39 month average length over the past 80 years.  Accordingly,  they would do only selective buying and be alert to any developing characteristics that normally preceded substantial declines such as lagging Advance-Decline lines, a series of 90% down days, weakness in Lowry’s Buying Power Index, or strength in their Selling-Pressure Index.

Since 1950, when the S&P 500 Index is up in January, as it was in 2012, the whole year has been up 88.5% of the time.  Moreover, full years followed January’s direction in 11 of the last 15 Presidential election years with only 2 misses in an up January.

The Leuthold valuation figures still seem consistent with holding stocks especially in a low yield low inflation environment.  By March 31st the S&P 500 Index was at a normalized 20.4x P/E, or 9% above the Leuthold Group calculated historical (1957 to date) median “Adjusted EPS” P/E valuation level of 18.6x.  Adjusted for periods back to 1926 when the CPI was low (less than +3%), the S&P 500 Index would need to rise 2%; while the S&P Industrials would need to decline 10%, to reach that median.  For perspective, in secular bear markets like 1973-4 and 2007-9 a decline to the bottom quartile of the normalized median (1957 to date) would involve –30% for the S&P 500 Index.  On March 31st, its non normalized Operating EPS P/E of 13.8x was well below the 16.5x median.  Using a $105 estimate for S&P 500 Index operating earnings, a somewhat conservative 14.5x P/E would support a price just over 1500 for 2012.

Recent economic and sentiment indicators suggest at least moderate growth.  The Conference Board Index of Leading Economic Indicators (LEI) increased 0.7% in February.  That is its fifth consecutive monthly increase and puts it up 3% year-over-year which is above its historical average of 2.5%.  The Philadelphia Fed Index on the economy for February was +2.3%.  It is usually in the range of +10 to –10 although it collapsed to –30.7% last August.  The University of Michigan Consumer Sentiment Index rose to 76.2 in March.

Despite low yields, on 3/31/12 money market funds were at $2.6 trillion, about 15.9% of NDR Total Stock Market Values.  Some of that cash may be invested in equities by investors seeking higher yields, since 39.1% of S&P 500 Index stocks have annual dividend yields greater than 10-year Treasuries, or trying to hedge against dollar devaluation and inflation.  In fact, since mid 2008, there has been an inverse correlation between the U.S. Dollar and the S&P 500 Index.

Although manufacturing employment has declined, U.S. manufacturing output has risen substantially reflecting the dramatic rise in productivity.  Our GDP of around $47,000 per capita (IMF 2008) was still #1 exceeding #2 Hong Kong by about $3,000 and #3 Canada by about $8,000.  By comparison, China was only about $6,000 per capita in 2008, maybe $8,500 now, which accounts for why it’s able to develop so rapidly.

Risk Factors

April marks the end of the seasonally best six months for the Dow Jones Industrial Average (“DJIA”) and S&P 500 Index; already Stock Traders Almanac has issued its seasonal (MACD), technical sell signal.  Their similar 4/9/10 and 4/13/11 signals proved very timely with the market topping shortly thereafter followed by 16% and 19% declines.  Recently Investors Intelligence reported the lowest level of bearish advisors since last July when the market was on the verge of new recovery highs but declined 19% instead.

Richard Koo, who first warned of the U.S. balance sheet recession and Nouriel Roubini, who was one of the first to predict our housing collapse, are both warning of a coming European recession/depression.  While Europe is not a big

Chase Funds

market for U.S. companies, it has a significant psychological affect on U.S. investors and certainly our multinational banks would be affected.

The tone of the market seemed to change after April 3rd when FOMC minutes were released and it appeared that further stimulus (QEIII) was not likely as more evidence of business recovery seemed to change the Federal Reserve emphasis.  There was even a hint of some foreseeable restraint if inflation increases.  Certainly money printing by 4 major Central Banks which has increased their balance sheets by over $4½ trillion in the last 3½ years has fueled much of the global stock market rallies during the past few years.  Last year the Federal Reserve purchased a huge 61% of the total net Treasury issuance, in effect subsidizing U.S. Government spending by expansion of its balance sheet and keeping interest rates abnormally low.

As Ian McAvity (Deliberations) opines, “with a host of tax increases scheduled to be effective in 2013 unless the so-called Bush tax-cuts are extended again, it’s hard to imagine that a forward looking market isn’t going to start to worry about them.”  Already corporate insider selling has recently been near record levels.  Moreover, higher gasoline prices also impact consumer spending much like a tax.

Our balance sheet recession caused by excessive debt and collapsing net worth will take many years of deleveraging restraint on economic growth especially as the savings rate likely rises to more normal levels.  Consumer purchasing power remains weak amongst signs of excess inventory build up.  Entitlement spending is overwhelming the budget.  Health care costs alone are on track to reach $4.6 trillion by the end of this decade.  In very simplistic terms, thanks to the insightful blog “Things That Make You Go Hmmmm,” if the U.S. Government was a family, it would be making $58,000 a year, spending $75,000 per year and already have $327,000 in credit card debt.  If you add the ‘Social Security lock box’ $4.7 trillion, the formal guarantees put on the GSEs like Fannie Mae, Freddie Mac, etc. as well as state and local government debt, the total of all government debt is estimated at 159% of GDP.  Greece was recently at 152%.

We continue to worry that free world equity markets, especially natural resource stocks, are placing so much emphasis on demand from China whose housing market is weakening and export growth stalling.  Any significant economic slowing there could trigger substantial declines, especially in our commodity oriented markets.  The Shanghai Stock market is down almost 25%, from its April 2011 high.

Global markets generally seem to have topped out.  With the exception of the U.S., virtually every major foreign equity index is significantly below its 2011 high.

Conclusion

In view of the overall economic uncertainties, investors seem overly complacent; The VIX (CBOE Market Volatility Index) at 15 was recently near a multiyear low.  Certainly that doesn’t reflect the risk of at least a moderate correction.

Corporate profits are expected to continue to improve although at reduced rates.  Investor psychology will be a major determinant bolstered by the Presidential Cycle which projects good equity gains in an election year.

Nadeem Walayat (The Market Oracle Newsletter) emphasizes long term investors recognize that equity indexes reflect the inflationary growth spiral of corporate revenues and earnings reflecting rising commodity and consumer prices fueled by perpetual currency debasement and enhanced by increasing worker productivity.  Many investors will want to gradually accumulate strong companies and our domestic economy seems better than most.

We frequently remind shareholders of a 35-year (420 month) study that found if you were out of the market just 5% of the time and missed the best 22 months, your 35-year gain would have been only 14% as much as the return on the S&P 500 Index, even less than just holding treasuries.  Another very long term study found that if you could avoid just the 10 worst days, the gain on the DJIA tripled. For equity accounts which require us to remain fully invested, we believe emphasizing attractively priced, good quality stocks of growing companies is the soundest approach.

Chase Funds

Our Chase Growth Fund, which on average is comprised of A rated stocks as rated by Value Line, did well to keep up with the Russell 1000 Growth Index during the first quarter when low quality stocks and cyclical sectors outperformed.  The performance of the MLQS Quality Indices (Bank of America Merrill Lynch U.S. Universe of approximately 1,600 stocks) broken down by quality shows that C & D rated stocks rose about 22% during the quarter, more than twice as much as A+, A, A-, and B+.  We remained risk averse.  At an average beta (volatility) of 0.97, our large cap stocks were below their benchmark’s 1.00 as were our midcap stocks at 1.05 versus its benchmark of 1.20.

Our investment process combines fundamental, technical, and quantitative analysis to control risk and build portfolios which we believe give us a good balance between making money and preserving capital.  The high quality, more stable growth stocks we own are relatively cheap, and in a good position to continue their earnings growth in a slower growing economy. The large cap equities we held on March 31, 2012 had earnings growth of about 24% in 2011; our midcaps 32%.

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Apple Inc.	5.20%	1.	Airgas Inc.	2.88%
2.	Mastercard Inc.	3.76%	2.	Transdigm Group Inc.	2.71%
3.	International Business Machines	3.51%	3.	Tractor Supply Co.	2.69%
4.	Starbucks Corp.	3.29%	4.	Nu Skin Enterprises Inc.	2.63%
5.	E M C Corp.	3.26%	5.	F M C Corp.	2.62%
6.	Union Pac Corp.	3.06%	6.	Dollar Tree Inc.	2.60%
7.	Costco Wholesale Corp.	3.02%	7.	Monster Beverage Corp.	2.60%
8.	Discover Financial Services	2.92%	8.	Quality Systems Inc.	2.55%
9.	Qualcomm Inc.	2.84%	9.	Wright Express Corp.	2.51%
10.	Colgate Palmolive Co.	2.76%	10.	Davita Inc.	2.39%

Peter W. Tuz, CFA	Edward S. Painvin, CFA, CMT
President & Director	Senior Vice President & Director

Brian J. Lazorishak, CFA, CIC, CIPM, CMT	Robert ‘Buck’ C. Klintworth, CMT
Senior Vice President	Vice President

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Chase Funds

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The S&P 500® Industrials Index is a capitalization-weighted index. The index was developed with a base level of 10 for the 1941-43 base period.  This S&P 500 sub-set uses a modified market capitalization methodology and GICS to generate a family of Sector Indices that are meant to meet specific concentration limits. Specifically, no single stock can have a weight of more than 19% in any of the Indices.

The MLQS Quality Indices (Bank of America Merrill Lynch (BofAML) U.S. Universe of approximately 1,600 stocks) represent the performance of  BofAML-covered US stocks that fall into specific quality buckets each month. BofAML uses the S&P Quality Ranks as their measure of quality; the S&P gives stocks ratings based on their earnings and dividend growth and stability.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

The NDR (Ned Davis Research) Total Stock Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

The ISM Composite Index is based on surveys of 300 U.S. purchasing managers across 20 manufacturing industries.  Values above 50 indicate an expanding economy while values below 50 indicate a contracting economy.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Beta measures the volatility of the fund, as compared to that of the overall market. The market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Debt to Total Capital Ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

Quasar Distributors, LLC, Distributor.  (5/12)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2012 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at March 31, 2012 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/11 – 3/31/12).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% and 1.23% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/11	Value 3/31/12	Period 10/1/11 – 3/31/12*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,236.60	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.66

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/11	Value 3/31/12	Period 10/1/11 – 3/31/12*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,237.80	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.40

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at March 31, 2012 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/11	Value 3/31/12	Period 10/1/11 – 3/31/12*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,224.40	$8.23
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 2/2/12	Value 3/31/12	Period 2/2/12 – 3/31/12*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,065.80	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,006.08	$1.99

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 59 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited)

Shares	COMMON STOCKS: 97.5%	Value
	Aerospace/Aircraft: 1.9%
18,290	Precision Castparts Corp.	$3,162,341

	Auto/Auto Parts: 2.1%
37,690	O’Reilly Automotive, Inc.*	3,442,982

	Beverages: 2.7%
60,030	Coca-Cola Co.	4,442,820

	Biotechnology: 2.2%
48,400	Celgene Corp.*	3,751,968

	Broadcast Media: 1.7%
57,150	DIRECTV - Class A*	2,819,781

	Chemicals: 1.6%
24,870	FMC Corp.	2,632,738

	Chemicals - Specialty: 3.3%
24,900	Airgas, Inc.	2,215,353
29,600	Praxair, Inc.	3,393,344
		5,608,697
	Computer - Storage: 7.1%
183,180	EMC Corp.*	5,473,418
63,100	Teradata Corp.*	4,300,265
52,700	Western Digital Corp.*	2,181,253
		11,954,936
	Computer Hardware: 8.7%
14,545	Apple Inc.*	8,719,291
28,230	International Business Machines Corp.	5,890,190
		14,609,481
	Computer Software - Enterprise: 1.9%
126,800	Nuance Communications, Inc.*	3,243,544

	Consumer Finance: 2.9%
146,900	Discover Financial Services	4,897,646

	Drugs - Generic: 4.5%
155,500	Mylan, Inc.*	3,646,475
37,850	Perrigo Co.	3,910,284
		7,556,759

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited), Continued

Shares		Value
	Drugs - Proprietary: 6.3%
54,600	Abbott Laboratories	$3,346,434
44,910	Allergan, Inc.	4,285,761
30,730	Shire PLC - ADR	2,911,668
		10,543,863
	Energy/Integrated: 2.6%
41,040	Chevron Corp.	4,401,130

	Energy/Oil Service: 3.9%
41,600	FMC Technologies, Inc.*	2,097,472
55,800	National Oilwell Varco, Inc.	4,434,426
		6,531,898
	Finance/Information Services: 3.8%
15,000	MasterCard, Inc. - Class A	6,308,100

	Household Products: 2.8%
47,300	Colgate-Palmolive Co.	4,624,994

	Information Services: 2.2%
29,340	Alliance Data Systems Corp.*	3,695,666

	Internet Retail: 2.0%
89,300	eBay, Inc.*	3,294,277

	Machinery: 2.4%
34,130	Cummins Inc.	4,096,965

	Railroad: 3.1%
47,840	Union Pacific Corp.	5,141,843

	Restaurants: 8.6%
45,900	McDonald’s Corp.	4,502,790
98,850	Starbucks Corp.	5,524,726
61,310	Yum! Brands, Inc.	4,364,046
		14,391,562
	Retail - Discount: 9.8%
55,800	Costco Wholesale Corp.	5,066,640
46,600	Dollar Tree, Inc.*	4,403,234
59,100	Ross Stores, Inc.	3,433,710

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited), Continued

Shares		Value
	Retail - Discount: 9.8%, Continued
87,800	TJX Companies, Inc.	$3,486,538
		16,390,122
	Retail - Specialty: 4.0%
54,100	Bed Bath & Beyond Inc.*	3,558,157
55,600	PetSmart, Inc.	3,181,432
		6,739,589
	Service Companies: 2.6%
56,700	Cognizant Technology Solutions - Class A*	4,363,065

	Telecommunication Equipment: 2.8%
70,000	QUALCOMM, Inc.	4,761,400
	Total Common Stocks (Cost $118,020,334)	163,408,167

	SHORT-TERM INVESTMENTS: 1.6%
2,572,597	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	2,572,597
	Total Short-Term Investments (Cost 2,572,597)	2,572,597
	Total Investments in Securities (Cost ($120,592,931): 99.1%	165,980,764
	Other Assets in Excess of Liabilities: 0.9%	1,579,703
	Net Assets: 100.00%	$167,560,467

ADR - American Depositary Receipt
*Non-income producing security.
#Rate shown is the 7-day yield as of March 31, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited)

Shares	COMMON STOCKS: 98.2%	Value
	Aerospace/Aircraft: 3.9%
15,300	Spirit AeroSystems Holdings, Inc. - Class A*	$374,238
7,100	TransDigm Group, Inc.*	821,895
		1,196,133
	Apparel: 1.6%
5,400	PVH Corp.	482,382

	Beverages: 2.6%
12,720	Monster Beverage Corp.*	789,785

	Business Services: 3.3%
7,420	Portfolio Recovery Associates, Inc.*	532,162
8,800	VeriFone Systems, Inc.*	456,456
		988,618
	Chemicals: 2.6%
7,500	FMC Corp.	793,950

	Chemicals - Specialty: 2.9%
9,810	Airgas, Inc.	872,796

	Computer - Storage: 4.6%
10,450	Teradata Corp.*	712,168
17,200	Western Digital Corp.*	711,908
		1,424,076
	Computer Software - Enterprise: 8.5%
23,400	Nuance Communications, Inc.*	598,572
17,700	Quality Systems, Inc.	774,021
15,500	Solarwinds, Inc.*	599,075
28,500	Websense, Inc.*	601,064
		2,572,732
	Drugs - Generic: 2.3%
6,700	Perrigo Co.	692,177

	Drugs - Proprietary: 4.3%
18,000	Endo Pharmaceuticals Holdings Inc.*	697,140
16,300	Questcor Pharmaceuticals, Inc.*	613,206
		1,310,346

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited), Continued

Shares		Value
	Electrical Instruments: 2.2%
13,750	FEI Co.*	$675,263

	Energy/Oil Service: 1.8%
11,300	Bristow Group, Inc.	539,349

	Engineering/Construction: 1.3%
15,300	Tetra Tech, Inc.*	403,308

	Finance/Information Services: 2.5%
11,750	Wright Express Corp.*	760,578

	Financial Services - Diversified: 1.8%
12,500	First Cash Financial Services, Inc.*	536,125

	Financial Services - Miscellaneous: 1.8%
14,900	MarketAxess Holdings, Inc.	555,621

	Footwear: 4.2%
30,000	Collective Brands, Inc.*	589,800
16,100	Steven Madden, Ltd.*	688,275
		1,278,075
	Health Care Providers & Services: 2.4%
8,050	DaVita, Inc.*	725,869

	Information Services: 2.4%
5,700	Alliance Data Systems Corp.*	717,972

	Insurance - Property/Casualty/Title: 1.9%
21,900	AmTrust Financial Services, Inc.	588,672

	Leisure Time: 2.4%
10,000	Polaris Industries, Inc.	721,500

	Machinery: 3.4%
14,300	AGCO Corp.*	675,103
8,300	Kennametal, Inc.	369,599
		1,044,702
	Personal Care: 4.9%
13,800	Nu Skin Enterprises, Inc. - Class A	799,158
7,400	Ulta Salon, Cosmetics & Fragrance, Inc.*	687,386
		1,486,544

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited), Continued

Shares		Value
	Restaurants: 2.4%
4,500	Panera Bread Co. - Class A*	$724,140

	Retail - Apparel: 2.2%
9,200	Genesco Inc.*	659,180

	Retail - Discount: 6.8%
8,350	Dollar Tree, Inc.*	788,992
7,400	PriceSmart, Inc.	538,794
12,440	Ross Stores, Inc.	722,764
		2,050,550
	Retail - Specialty: 5.0%
12,200	PetSmart, Inc.	698,084
9,000	Tractor Supply Co.	815,039
		1,513,123
	Semiconductors: 3.5%
50,600	LSI Corp.*	439,208
23,100	Skyworks Solutions, Inc.*	638,715
		1,077,923
	Service Companies: 2.4%
9,200	Oil States International, Inc.*	718,152

	Shipping: 2.2%
10,000	Kirby Corp.*	657,900

	Telecommunication Services: 4.1%
34,100	MasTec Inc.*	616,869
17,050	NeuStar, Inc. - Class A*	635,113
		1,251,982
	Total Common Stocks (Cost $24,534,822)	29,809,523

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS: 2.3%	Value
703,200	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	$703,200
	Total Short-Term Investments (Cost 703,200)	703,200
	Total Investments in Securities (Cost ($25,238,022): 100.5%	30,512,723
	Liabilities in Excess of Other Assets: (0.5)%	(169,035)
	Net Assets: 100.00%	$30,343,688

*Non-income producing security.
#Rate shown is the 7-day yield as of March 31, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2012 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $120,592,931 and $25,238,022, respectively)	$165,980,764	$30,512,723
Receivables
Securities sold	2,513,180	417,669
Fund shares issued	16,925	82,559
Dividends and interest	85,961	13,827
Dividend tax reclaim	11,960	—
Prepaid expenses	15,073	22,332
Total assets	168,623,863	31,049,110

LIABILITIES
Payables
Securities purchased	740,621	601,443
Fund shares redeemed	36,626	44,994
Due to Advisor	110,161	12,768
Administration fees	69,781	12,535
Shareholder servicing fees	22,333	5,633
Transfer agent fees and expenses	23,359	7,046
Fund accounting fees	21,429	8,174
Audit fees	9,409	8,599
Custody fees	9,680	—
Legal fees	2,533	2,620
Chief Compliance Officer fee	2,668	1,321
Accrued expenses	14,796	289
Total liabilities	1,063,396	705,422
NET ASSETS	$167,560,467	$30,343,688

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2012 (Unaudited), Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$106,586,758	$26,681,481
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	5,435,782	692,650
Net asset value, offering and redemption price per share	$19.61	$38.52
Institutional Class Shares
Net assets applicable to shares outstanding	$60,973,709	$3,662,207
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,088,107	95,058
Net asset value, offering and redemption price per share	$19.74	$38.53

COMPONENTS OF NET ASSETS
Paid-in capital	$102,783,364	$25,728,059
Accumulated net investment loss	(231,323)	(110,026)
Accumulated net realized gain/(loss) from investments	19,620,593	(549,046)
Net unrealized appreciation on investments	45,387,833	5,274,701
Net assets	$167,560,467	$30,343,688

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2012 (Unaudited)

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $784 and $0, respectively)	$942,637	$61,257
Interest	542	94
Total income	943,179	61,351
Expenses
Advisory fees (Note 4)	720,748	87,499
Administration fees (Note 4)	143,098	20,898
Shareholder servicing fees - Class N shares (Note 5)	142,991	27,877
Transfer agent fees and expenses (Note 4)	38,981	13,802
Fund accounting fees (Note 4)	34,799	14,717
Custody fees (Note 4)	20,778	5,458
Registration fees	14,654	9,993
Printing and mailing expense	11,553	816
Miscellaneous	10,609	2,157
Audit fees	9,409	8,599
Insurance expense	7,379	1,387
Trustees fees	7,028	2,758
Legal fees	5,981	4,121
Chief Compliance Officer fee (Note 4)	4,827	2,875
Interest expense (Note 7)	1,667	6
Total expenses	1,174,502	202,963
Less: Fees waived by Advisor (Note 4)	—	(31,586)
Net expenses	1,174,502	171,377
Net investment loss	(231,323)	(110,026)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	21,521,918	207,904
Net change in unrealized appreciation on investments	19,349,673	4,212,186
Net realized and unrealized gain on investments	40,871,591	4,420,090
Net Increase in Net Assets Resulting from Operations	$40,640,268	$4,310,064

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2012	Ended
	(Unaudited)	Sept. 30, 2011
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(231,323)	$(203,071)
Net realized gain from investments	21,521,918	48,989,318
Net change in unrealized appreciation/(depreciation)
on investments	19,349,673	(30,840,860)
Net increase in net assets resulting from operations	40,640,268	17,945,387

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N shares	(1,732,034)	—
Institutional Class shares	(1,201,273)	—
Total distributions to shareholders	(2,933,307)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(70,526,742)	(177,557,436)
Total decrease in net assets	(32,819,781)	(159,612,049)

NET ASSETS
Beginning of period	200,380,248	359,992,297
End of period	$167,560,467	$200,380,248
Accumulated net investment loss	$(231,323)	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Six Months Ended
	March 31, 2012		Year Ended
	(Unaudited)		Sept. 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	168,217	$2,956,245	806,960	$14,270,412
Shares issued on
reinvestments of distributions	97,309	1,629,926	—	—
Shares redeemed*	(2,442,493)	(43,044,234)	(6,191,163)	(108,770,829)
Net decrease	(2,176,967)	$(38,458,063)	(5,384,203)	$(94,500,417)
* Net of redemption fees of		$711		$8,012

Institutional Class Shares
	Six Months Ended
	March 31, 2012		Year Ended
	(Unaudited)		Sept. 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	130,686	$2,387,919	375,677	$6,547,582
Shares issued on
reinvestments of distributions	69,541	1,171,761	—	—
Shares redeemed	(1,914,761)	(35,628,359)	(5,060,932)	(89,604,601)
Net decrease	(1,714,534)	$(32,068,679)	(4,685,255)	$(83,057,019)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2012	Ended
	(Unaudited)	Sept. 30, 2011
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(110,026)	$(131,355)
Net realized gain from investments	207,904	3,019,223
Net change in unrealized appreciation/(depreciation)
on investments	4,212,186	(1,381,225)
Net increase in net assets resulting from operations	4,310,064	1,506,643

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	12,693,702	(1,316,212)
Total increase in net assets	17,003,766	190,431

NET ASSETS
Beginning of period	13,339,922	13,149,491
End of period	$30,343,688	$13,339,922
Accumulated net investment loss	$(110,026)	$—

(a)  A summary of share transactions is as follows:

Class N Shares
	Six Months Ended		Year
	March 31, 2012		Ended
	(Unaudited)		Sept. 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	573,406	$20,257,609	177,705	$6,187,339
Shares redeemed*	(304,764)	(11,037,970)	(231,959)	(7,503,551)
Net increase/(decrease)	268,642	$9,219,639	(54,254)	$(1,316,212)
* Net of redemption fees of		$4,603		$36

Institutional Class Shares
	February 2, 2012** through
	March 31, 2012 (Unaudited)
	Shares	Paid-in Capital
Shares sold	95,058	$3,474,063
Net increase	95,058	$3,474,063

**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009		2008	2007
Net asset value, beginning of period	$16.10		$15.99	$14.71	$17.24		$22.20	$19.36
Income from investment operations:
Net investment income/(loss)(1)	(0.03)		(0.03)	(0.04)	0.02		0.04	0.03
Net realized and unrealized
gain/(loss) on investments	3.80		0.14	1.32	(2.51)		(3.04)	3.50
Total from investment operations	3.77		0.11	1.28	(2.49)		(3.00)	3.53
Less distributions:
From net investment income	—		—	—	(0.04)		(0.04)	(0.06)
From net realized
gain on investments	(0.26)		—	—	—		(1.92)	(0.63)
Distributions in excess	—		—	—	(0.00	)(2)	—	—
Total distributions	(0.26)		—	—	(0.04)		(1.96)	(0.69)
Paid-in capital from
redemption fees(1)(2)	0.00		0.00	0.00	0.00		0.00	0.00
Net asset value, end of period	$19.61		$16.10	$15.99	$14.71		$17.24	$22.20
Total return	23.66	%(4)	0.69%	8.70%	-14.45%		-14.93%	18.79%
Ratios/supplemental data:
Net assets, end of period (thousands)	$106,587		$122,603	$207,817	$409,698		$426,473	$534,456
Ratio of expenses including interest
expense to average net assets	1.32	%(5)	1.24%	1.17%	1.19%		1.17%	1.17	%(3)
Ratio of interest expense
to average net assets (Note 7)	0.00	%(5)	0.00%	0.00%	—		—	—
Ratio of net investment income/(loss)
including interest expense
to average net assets	(0.35	%)(5)	(0.18%)	(0.25%)	0.17%		0.20%	0.16%
Portfolio turnover rate	19.21	%(4)	82.40%	153.49%	181.38%		181.43%	136.99%

(1)Based on average shares outstanding.
(2)Amount is less than $0.01.
(3)Effective June 21, 2007, the Advisor eliminated the expense cap.
(4)Not annualized.
(5)Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares
									January 29,
	Six Months								2007(1)
	Ended								Through
	March 31, 2012		Year Ended September 30,						September 30,
	(Unaudited)		2011	2010		2009		2008	2007
Net asset value,
beginning of period	$16.19		$16.04	$14.72		$17.27		$22.23	$19.04
Income from investment operations:
Net investment income/(loss)(2)	(0.01)		0.01	0.00	(6)	0.03		0.08	0.02
Net realized and unrealized
gain/(loss) on investments	3.82		0.14	1.32		(2.50)		(3.03)	3.17
Total from investment operations	3.81		0.15	1.32		(2.47)		(2.95)	3.19
Less distributions:
From net investment income	—		—	—		(0.08)		(0.09)	—
From net realized
gain on investments	(0.26)		—	—		—		(1.92)	—
Distributions in excess	—		—	—		(0.00	)(6)	—	—
Total distributions	(0.26)		—	—		(0.08)		(2.01)	—
Paid-in capital from
redemption fees	—		—	0.00	(2)(6)	—		—	—
Net asset value, end of period	$19.74		$16.19	$16.04		$14.72		$17.27	$22.23
Total return	23.78	%(3)	0.94%	8.97%		-14.26%		-14.69%	16.75	%(3)
Ratios/supplemental data:
Net assets, end of
period (thousands)	60,973		$77,777	$152,175		$394,483		$120,965	$86,496
Ratio of expenses including interest
expense to average net assets	1.07	%(4)	0.99%	0.92%		0.94%		0.92%	0.92	%(4)
Ratio of interest expense
to average net assets (Note 7)	0.00	%(4)	0.00%	0.00%		—		—	—
Ratio of net investment
income/(loss) including interest
expense to average net assets	(0.08	%)(4)	0.07%	0.00%		0.22%		0.39%	0.18	%(4)
Portfolio turnover rate	19.21	%(3)	82.40%	153.49%		181.38%		181.43%	136.99	%(5)

(1)Commencement of operations.
(2)Based on average shares outstanding.
(3)Not annualized.
(4)Annualized.
(5)Portfolio turnover rate calculated for the year ended September 30, 2007.
(6)Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class N Shares
	Six Months
	Ended
	March 31, 2012		Year Ended September 30,
	(Unaudited)		2011		2010		2009		2008	2007
Net asset value, beginning of period	$31.46		$27.49		$23.40		$26.50		$33.57	$30.39
Income from investment operations:
Net investment loss(1)	(0.15)		(0.34)		(0.19)		(0.18)		(0.25)	(0.19)
Net realized and unrealized
gain/(loss) on investments	7.20		4.31		4.28		(2.92)		(5.79)	5.97
Total from investment operations	7.05		3.97		4.09		(3.10)		(6.04)	5.78
Less distributions:
From net realized
gain on investments	—		—		—		—		(1.01)	(2.60)
Distributions in excess	—		—		—		—		(0.02)	—
Total distributions	—		—		—		—		(1.03)	(2.60)
Paid-in capital from
redemption fees	0.01	(1)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)
Net asset value, end of period	$38.52		$31.46		$27.49		$23.40		$26.50	$33.57
Total return	22.44	%(3)	14.44%		17.48%		-11.70%		-18.56%	20.57%
Ratios/supplemental data:
Net assets, end of period (thousands)	$26,682		$13,340		$13,149		$25,798		$28,904	$30,755
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.75	%(4)	1.96%		1.88%		1.61%		1.52%	1.52%
After fee waiver	1.48	%(4)	1.48%		1.48%		1.48%		1.48%	1.48%
Ratio of interest expense
to average net assets (Note 7)	0.00	%(4)	0.00%		0.03%		—		—	—
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(1.24	%)(4)	(1.52%)		(1.14%)		(1.02%)		(0.95%)	(0.68%)
After fee waiver	(0.97	%)(4)	(1.04%)		(0.74%)		(0.89%)		(0.91%)	(0.64%)
Portfolio turnover rate	54.72	%(3)	158.88%		140.28%		89.11%		112.40%	151.23%

(1)Based on average shares outstanding.
(2)Amount is less than $0.01.
(3)Not annualized.
(4)Annualized.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares
	February 2, 2012(1)
	Through
	March 31, 2012
	(Unaudited)
Net asset value, beginning of period	$36.15
Income from investment operations:
Net investment loss(2)	(0.03)
Net realized and unrealized gain/(loss) on investments	2.41
Total from investment operations	2.38
Net asset value, end of period	$38.53
Total return	6.58	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$3,662
Ratio of expenses including interest expense to average net assets:
Before fee waiver	1.48	%(4)
After fee waiver	1.23	%(4)
Ratio of interest expense to average net assets (Note 7)	0.00	%(4)
Ratio of net investment loss including interest expense to average net assets:
Before fee waiver	(0.68	%)(4)
After fee waiver	(0.43	%)(4)
Portfolio turnover rate	54.72	%(5)

(1)Commencement of operations.
(2)Based on average shares outstanding.
(3)Not annualized.
(4)Annualized.
(5)Portfolio turnover rate calculated for the period ended March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

A.Security Valuation:  All investments in securities are recorded at their estimated fair value, as described in note 3.

B.Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2011, or expected to be taken in the Funds’ 2012 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.    Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

D.    Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.    Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.     Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.    REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.    Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2012:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$38,717,396	$—	$—	$38,717,396
Consumer Staples	14,134,454	—	—	14,134,454
Energy	10,933,028	—	—	10,933,028
Financials	4,897,646	—	—	4,897,646
Health Care	21,852,589	—	—	21,852,589
Industrials	12,401,149	—	—	12,401,149
Materials	8,241,435	—	—	8,241,435
Technology	52,230,469	—	—	52,230,469
Total Common Stocks	163,408,167	—	—	163,408,167
Short-Term Investments	2,572,597	—	—	2,572,597
Total Investments in Securities	$165,980,764	$—	$—	$165,980,764

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,577,543	$—	$—	$7,577,543
Consumer Staples	2,127,737	—	—	2,127,737
Energy	1,257,501	—	—	1,257,501
Financials	1,680,418	—	—	1,680,418
Health Care	3,502,413	—	—	3,502,413
Industrials	4,451,075	—	—	4,451,075
Materials	1,666,746	—	—	1,666,746
Technology	7,546,091	—	—	7,546,091
Total Common Stocks	29,809,523	—	—	29,809,523
Short-Term Investments	703,200	—	—	703,200
Total Investments in Securities	$30,512,723	$—	$—	$30,512,723

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2012, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the six months ended March 31, 2012.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Funds are evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2012, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the six months ended March 31, 2012, the Growth Fund and the Mid-Cap Fund incurred $720,748 and $87,499 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% and 1.23% of average daily net assets of the Class N shares and the Institutional shares, respectively.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended March 31, 2012, the Advisor reduced its fees and absorbed Fund expenses in the amount of $31,586 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $179,138 at March 31, 2012 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2012	$28,413
2013	58,361
2014	60,778
2015	31,586
$179,138

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the six months ended March 31, 2012, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$143,098	$20,898
Fund accounting	34,799	14,717
Transfer agency (a)	24,879	10,601
Custody	20,778	5,458

(a)  Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

Certain officers of the Funds are employees of the Administrator.

For the six months ended March 31, 2012, the Growth Fund and the Mid-Cap Fund were allocated $4,827 and $2,875 of the Chief Compliance Officer fee, respectively.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six months ended March 31, 2012, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $142,991 and $27,877 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$35,629,989	$107,652,634
Mid-Cap Fund	24,826,920	12,212,100

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $66,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2012, the Funds drew upon their lines of credit.  The Growth Fund had an outstanding one day balance of $7,621,000, a weighted average interest rate of 3.25% and paid $1,667 in interest.  The Mid-Cap Fund had an outstanding average daily balance of $1,940, a weighted average interest rate of 3.25%,

Chase Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

and paid $6 in interest.  The maximum amount outstanding for the Growth Fund and the Mid-Cap Fund during the six months ended March 31, 2012 was $7,621,000 and $181,000, respectively.  At March 31, 2012, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The Mid-Cap Fund made no distributions during the six months ended March 31, 2012 and the year ended September 30, 2011.

The tax character of distributions paid by the Growth Fund during the six months ended March 31, 2012 and the year ended September 30, 2011 was as follows:

	Growth Fund
	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Long-term capital gains	$2,933,307	$—

As of September 30, 2011, the most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$177,052,663	$12,168,917
Gross unrealized appreciation	34,161,835	1,921,387
Gross unrealized depreciation	(8,123,675)	(862,443)
Net unrealized appreciation (a)	26,038,160	1,058,944
Undistributed ordinary income	—	—
Undistributed long-term capital gain	1,031,982	—
Total distributable earnings	1,031,982	—
Other accumulated gains/(losses)	—	(753,379)
Total accumulated earnings/(losses)	$27,070,142	$305,565

(a) The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales in the Mid-Cap Fund.  The book basis and tax basis net unrealized appreciation in the Growth Fund is the same.

At September 30, 2011, the Mid-Cap Fund had capital loss carryforwards in the amount of $753,379 which expire in 2018.

Chase Funds

NOTICE TO SHAREHOLDERS at March 31, 2012 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 6-8, 2011, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreements for the Chase Growth Fund and Chase Mid-Cap Growth Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 26-27, 2011, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of August 31, 2011 on both an absolute basis, and in comparison to their peer funds as classified by Lipper and Morningstar.

Chase Growth Fund:  The Board noted that the Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the three-month and ten-year periods, and was below its peer group median and Lipper Index for all other relevant periods.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

The Board noted that the Growth Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-month and ten-year periods, and was below its peer group median and average for all other relevant periods.

The Board also considered any differences in performance between similarly managed   accounts and the performance of the Fund and found the differences to be reasonable.  The Board determined to continue to monitor the performance of the Growth Fund in particular and to discuss with the Advisor its plans to improve performance.

Chase Mid-Cap Growth Fund:  The Board noted that the Mid-Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the three-month, year-to-date, one-year and three-year periods, above its peer group median but below its peer group Lipper Index for the five-year period and below its peer group median and Lipper Index for the since-inception period.

The Board noted that the Mid-Cap Growth Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-month, year-to-date, one-year, three-year and five-year periods, and below its peer group median and average for the since-inception period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed, among other things, comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor and all Fund expense waivers and reimbursements.

Chase Growth Fund:  The Board noted that the Growth Fund’s total expense ratio for Institutional Class shares was lower than the median and average of its peer group but that the total expense ratio for Class N shares was above the median and average of its peer group.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class shares was lower than the average, but above the median, of this segment of its peer group, and the total expense ratio for the Class N shares was above the median and average of this segment of its peer group.  The Board also noted that the contractual advisory fee was

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

above the median and average of its peer group.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to its separately managed account clients at minimum investment levels.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Chase Mid-Cap Growth Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Mid-Cap Growth Fund of 1.48% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was higher than the median and average of its peer group, and that the Fund’s contractual advisory fee was lower than the average of its peer group, but equal to the median of its peer group.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio was lower than both the median and average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal year were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the fees charged to the Fund were in line with the fees charged to its separately managed account clients at minimum investment levels.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.ECONOMIES OF SCALE.  The Board also considered that the Growth Fund has experienced a number of years of significant net outflows which have reduced the size of the Fund and reduced its ability to achieve additional economies of scale.  They considered that economies of scale would be expected to be realized by the Advisor as the assets of the Mid-Cap Growth Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Mid-Cap Growth Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board determined that if the Growth Fund were to materially grow, they would discuss advisory fee breakpoints on the Chase Growth Fund with the Advisor in the future.  The Board concluded that there were no effective economies of scale to be shared with the Mid-Cap Growth Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Chase Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

5.THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in exchange for “soft dollars.”  The Board also considered that the Funds do not charge a Rule 12b-1 fee.  After such review, the Board determined that given the information presented, the profitability to the Advisor with respect to the Advisory Agreements did not appear to be excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Chase Growth Fund and the Chase Mid-Cap Growth Fund would be in the best interest of each Fund and its shareholders.

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/5/12

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  6/5/12

* Print the name and title of each signing officer under his or her signature